SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported November 30, 2004)


                       NOMURA ASSET ACCEPTANCE CORPORATION

            (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AP3,
                      Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                 333-109614                                   35-3672336
-------------------------------               ------------------------                   ---------------------------
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                                                     10281
-------------------------------                                                          ---------------------------
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
           ------------

Description of the Certificates and the Mortgage Pool

         On November 30, 2004, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AP3, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation as a servicer (the "Servicer") and Wells Fargo Bank, National Association as trustee (the "Trustee").

         The Certificates designated as the Series 2004-AP3 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consists of Mortgage Loans having an aggregate principal balance of approximately $305,400,497.00.

          The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the date hereof, which characteristics may vary from the characteristics at the Cut-off Date due to the removal and substitution of certain Mortgage Loans in accordance with the terms of the Agreement.









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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  1. Not applicable

                  2. Not applicable

                  3. Exhibits



   Exhibit No.                                   Description
   -----------                                   -----------
      99.1 Characteristics of the Mortgage Pool as of December 28, 2004, relating to Nomura Asset Acceptance Corporation, Mortgage Pass-Through Certificates, Series 2004-AP3 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, October 7, 1997).








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 3, 2005


                                            NOMURA ASSET ACCEPTANCE CORPORATION


                                            By: /s/ Matthew Bromberg
                                                -------------------------------
                                            Name:   Matthew Bromberg
                                            Title:  Secretary


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                                Index to Exhibits



                           Item 601(a) of          Sequentially
                           Regulation S-K          Numbered
Exhibit Number             Exhibit No.             Description                                  Page
--------------             -----------             -----------                                  ----
1                          99                      Characteristics of the Mortgage Pool as of   Filed Manually
                                                   December 28, 2004, relating to Nomura
                                                   Asset Acceptance Corporation, Mortgage
                                                   Pass-Through Certificates, Series 2004-AP3

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                                  EXHIBIT 99.1